UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2006


                          NGP CAPITAL RESOURCES COMPANY
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


                 Maryland                  814-00672             20-1371499
    (State or other jurisdiction of       (Commission         (I.R.S. Employer
    incorporation or organization)        File Number)       Identification No.)



   1221 McKinney Street, Suite 2975
            Houston, Texas                                             77010
(Address of principal executive offices)                            (Zip Code)


     Registrant's Telephone Number, including area code:  (713) 752-0062

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                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

         On August 22, 2006, NGP Capital Resources Company, a Maryland corporation (the "Company"), issued a press release announcing that it has closed a $15 million senior secured credit facility (the "Facility") with BSR Alto, LLC ("BSR Alto"), a private Texas based oil and gas producer. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

         The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         c.       Exhibits

        99.1      Press Release dated August 22, 2006.




                           [Signature page to follow]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               NGP CAPITAL RESOURCES COMPANY


                               By: /s/ Stephen K. Gardner
                               --------------------------------------
                               Stephen K. Gardner
                               Chief Financial Officer


Date:    August 22, 2006

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         --------          ------------
         99.1              Press Release dated August 22, 2006.